EXHIBIT 4.02 - Warrant Agreement dated December 15, 1997 between the Company and American Stock Transfer & Trust Company.

                                    AGREEMENT

         THIS AGREEMENT made as of this 15th day of December, 1997, between JVWEB, INC., a Delaware corporation with offices at 5444 Westheimer, Suite 2080, Houston, Texas 77056 (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, with offices at 40 Wall Street, New York, New York 10005(the "Warrant Agent").

                                                    Introduction

         The Company has determined to issue and deliver up to 1,000,000 common stock purchase warrants (the "Class A Warrants") evidencing the right of the holders thereof to purchase an aggregate of 1,000,000 shares of common stock, $0.01 par value of the Company (the "Common Stock"), which Class A Warrants are to be issued and delivered as part of units (the "Units") to be registered pursuant to a registration statement No. 333-__________________ (the "Registration Statement") filed with the Securities and Exchange Commission. In connection with the creation of the Class A Warrants, the Company has decide to create 2,000,000 common stock purchase warrants (the "Class B Warrants") evidencing the right of the holders thereof to purchase an aggregate of 2,000,000 shares of Common Stock, which Class B Warrants are to be registered pursuant to the Registration Statement and which Class B Warrants are to be issued to the holders of the Class A Warrants upon exercise of the Class A Warrants at rate of two Class B Warrants for each Class A Warrant exercised. In connection with the creation of the Class B Warrants, the Company has decide to create 2,000,000 common stock purchase warrants (the "Class C Warrants") evidencing the right of the holders thereof to purchase an aggregate of 2,000,000 shares of Common Stock, which Class C Warrants are to be registered pursuant to the Registration Statement and which Class C Warrants are to be issued to the holders of the Class B Warrants upon exercise of the Class B Warrants at rate of one Class C Warrant for each Class B Warrant exercised. The Class A Warrants, the Class B Warrants and the Class C Warrants are hereinafter referred to as the "Warrants". The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants. The Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants.

         All acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligation of the Company, and to authorize the execution and delivery of this Agreement.

                                    Agreement

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                          Appointment of Warrant Agent

         The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

                                   ARTICLE II

                     Warrants, Form of Warrants, Execution,
                  Countersignature and Registration of Warrants

         2.01. Form of Warrant. Each Warrant shall be issued in registered form only, shall be in substantially the form of Exhibit A hereto (in the case of a Class A Warrant), Exhibit B hereto (in the case of a Class B Warrant) or Exhibit C hereto (in the case of a Class C Warrant), shall be signed by, or bear the facsimile signature of, the President or any Vice President and by the Secretary of the Company and shall bear a facsimile of the Company's seal (a certificate representing a Warrant, whether in the form of Exhibit A, Exhibit B or Exhibit C, is referred to hereinafter as a "Warrant Certificate"). A Warrant Certificate may also bear such letters, marks of identification, legends, designations, summaries and endorsements as the Company may believe appropriate and as are not inconsistent with this Agreement, or in any particular case as may be required in the opinion of counsel to the Company. In the event the person whose facsimile signature has been placed upon any Warrant Certificate shall have ceased to be President or Secretary of the Company before such Warrant Certificate is issued, it may be issued with the same effect as if she had not ceased to be such at the date of issuance. No Warrant Certificate may be exercised until it has been countersigned by the Warrant Agent as provided in
Section 2.03 hereof.

         2.02. Warrant Valid Only If Countersigned. Unless and until manually countersigned by the Warrant Agent and dated the date of countersignature pursuant to this Agreement, a Warrant Certificate shall be invalid and of no effect.

         2.03. Countersignature. The Warrant Agent shall countersign a Warrant Certificate only (i) if the Warrant Certificate is to be issued in exchange or substitution for one or more previously countersigned Warrant Certificates, as hereinafter provided, (ii) upon the exercise of one or more Warrants, as hereinafter provided, or (iii) if the Company instructs the Warrant Agent to do so.

         2.04.   Registration.

         2.04.1 The Warrant Agent shall maintain books (the "Warrant Register") for the registration of original issuance and the registration of transfer of the Warrant Certificates. Upon the initial issuance of any Warrant Certificates, the Warrant Agent shall issue and register such Warrant Certificates in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company (in the case of the Class A Warrants), or in accordance with the terms hereof (in the cases of the Class B Warrants and the Class C Warrants).

         2.04.2 Prior to due presentment for registration of transfer of any Warrant Certificate, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant Certificate shall be registered upon the Warrant Register (the "Holder" or the "registered holder") as the absolute owner of such Warrant Certificate and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary and shall not be required to recognize any equitable or other claim to or interest in such Warrant Certificate on the part of any other person, and shall not be liable for any registration or transfer of Warrant Certificates which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

         2.05. Detachability of Warrants. The Warrant Agent understands that the Class A Warrants are being issued as part of Units together with shares of the Company's Common Stock and that the shares of Common Stock and the Class A Warrants are immediately detachable and may be traded separately. The Warrant Agent further understands that the Class B Warrants and the Class C Warrants shall also in all cases be traded separately.

                                                     ARTICLE III

                                            Term and Exercise of Warrants

         3.01. Warrant Price. Each Warrant Certificate shall, when signed by the proper officers of the Company and countersigned and dated by the Warrant Agent, entitle the registered holder thereof, subject to the provisions of such Warrant Certificate and of this Warrant Agreement, to purchase from the Company up to the number of shares (the "Warrant Shares") of Common Stock stated therein, at the price of $1.00 per share in the case of the Class A Warrants, at the price of $2.00 per share in the case of the Class B Warrants, and at the price of $5.00 per share in the case of the Class C Warrants, subject in all cases to the adjustments provided in Article IV hereof. The term "Warrant Price" as used in this Agreement refers to the price per share at which Common Stock may be purchased at the time a Warrant is exercised, reflecting all appropriate adjustments made in accordance with Article IV hereof.

         3.02. Duration of Warrants. A Class A Warrant may be exercised only during the period (the "Class A Warrant Exercise Period") commencing on the effective date (the "Effective Date") of the Registration Statement, and ending at 5:00 p.m. New York City time on the date which is the earlier of (i) the third anniversary of the Effective Date, or (ii) the date fixed for redemption of such Class A Warrant as provided in Article VI of this Agreement (in each such case, the "Class A Warrant Expiration Date"). A Class B Warrant may be exercised only during the period commencing on the date such Class B Warrant is issued (the "Class B Warrant Issuance Date"), and ending at 5:00 p.m. New York City time on the date which is the earlier of (i) the third anniversary of the Class B Warrant Issuance Date, or (ii) the date fixed for redemption of such Class B Warrant as provided in Article VI of this Agreement (in each such case, the "Class B Warrant Expiration Date"). A Class C Warrant may be exercised only during the period commencing on the date such Class C Warrant is issued (the "Class C Warrant Issuance Date"), and ending at 5:00 p.m. New York City time on the date which is the earlier of (i) the third anniversary of the Class C Warrant Issuance Date, or (ii) the date fixed for redemption of such Class C Warrant as provided in Article VI of this Agreement (in each such case, the "Class C Warrant Expiration Date"). (The Class A Warrant Expiration Date, the Class B Warrant Expiration Date, and the Class C Warrant Expiration Date are referred to hereinafter collectively as the "Expiration Date"). Each Warrant not exercised on or before the applicable Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of any Warrant by extending the applicable Expiration Date upon written notice to the holder thereof.

         3.03.  Exercise of Warrants.

         3.03.1 A Warrant Certificate, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrant Certificate and in substantially the form of Exhibit D hereto, duly executed with signature guaranteed by an eligible guarantor institution. These institutions (commercial banks, member firms of a national securities exchange, savings and loans and thrifts) qualify as long as the guarantor is a member of The Securities Transfer Agent Medallion Program or any other industry recognized program and by paying in full, in lawful money of the United States, in cash, certified check or bank draft payable to the Company, the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Common Stock, and the issuance of the Common Stock.

         3.03.2 As soon as practicable after the exercise of any Warrant, the Company shall issue to the registered holder of such Warrant a certificate or certificates for the number of full shares of Common Stock to which he is entitled, registered in such name or names as may be directed by him, and if such Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which such Warrant shall not have been exercised. In addition, as soon as practicable after the exercise of any Class A Warrant, the Company shall issue to the registered holder of such Warrant a Warrant Certificate representing two Class B Warrants for each Class A Warrant exercised, registered in such name or names as may be directed by him, and an appropriate entry shall be made in the Warrant Register. Moreover, as soon as practicable after the exercise of any Class B Warrant, the Company shall issue to the registered holder of such Warrant a Warrant Certificate representing one Class C Warrant for each Class B Warrant exercised, registered in such name or names as may be directed by him, and an appropriate entry shall be made in the Warrant Register.

         3.03.3 All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Warrant Agreement shall be validly issued.

         3.03.4 Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         3.04. Disposition of Proceeds. Upon the exercise of any Warrant, the Warrant Agent shall promptly forward all funds received by it for the purchase of Warrant Shares to the Company.

                                                     ARTICLE IV

                                                     Adjustments

         4.01. Stock Dividends--Split-Ups. If after the date hereof the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, or the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock, reverse stock split or other similar event, then, on the date following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, or whom are affected by such split-up, consolidation, combination, reclassification or other similar event, the Warrant Price in effect immediately after the record date of such dividend or distribution or the effective date of any such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Warrant exercised after such time shall be entitled to receive the aggregate number of shares which, if such Warrant had been exercised prior to any such event, the registered holder would have owned upon such exercise and would have been entitled to receive by virtue of such event. Such adjustment shall be made successively whenever any such event specified above shall occur.

         4.02. Adjustment to Number of Shares. Upon each adjustment of the Warrant Price pursuant to Section 4.01, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Warrant Price in effect immediately prior to such adjustment and dividing the product so obtained by the Warrant Price in effect immediately after such adjustment.

         4.03. Reorganization, etc. If after the date hereof any capital reorganization or reclassification (other than pursuant to Section 4.01 hereof) of the Common Stock of the Company, or consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion or exchange of such outstanding shares into shares of other stock or other securities or property), or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Warrant holders shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon the exercise of the Warrants had such exercise occurred in full prior to such reorganization, reclassification, consolidation, merger, or sale. In such event appropriate provision shall be made with respect to the rights and interests of the Warrant Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Warrant Agent the obligation to deliver to the Warrant Holders such shares of stock, securities, or assets as, in accordance with the foregoing provision, such Holders may be entitled to purchase. In the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for total liquidation of the Company, all rights to exercise any Warrant shall terminate 30 days after the Company gives notice to each Holder that such sale or conveyance or other transfer has been consummated.

         4.04. Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of a Warrant, the Company shall give notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall promptly cause a similar notice to be mailed to each Holder of Warrants. Upon the occurrence of any event above specified in this Article IV, the Company shall give notice to the Warrant Agent and each Holder of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such event.

         4.05. No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this
Article IV, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest for an amount in cash equal to the current market value of such fractional interest, determined as follows:

         4.05.1. If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price regular way of the Common Stock on such exchange. If the Common Stock is not listed on a national securities exchange or admitted to unlisted trading privileges on such exchange but is listed for trading on the NASDAQ Automated Quotation System, the current value shall be the closing bid quotation on NASDAQ on the last business day prior to the date of exercise of the Warrant.

         4.05.2. If the Common Stock is not listed or admitted as above described, the current value shall be the mean of the last reported bid and asked prices reported by first, the OTC Bulletin Board, or if the Common Stock is not listed or admitted for trading on the OTC Bulletin Board, second, the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of the Warrant.

         4.05.3. If the Common Stock is not so listed or admitted as above described and bid and asked prices are not so last reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         4.06. Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Article IV or Article IX hereof, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may believe appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

         4.07. Limitations. No adjustment of the Warrant Price shall be made as a result of or in connection with (i) the issuance of Common Stock pursuant to options, warrants, and stock purchase agreements outstanding or in effect on the date hereof, (ii) the issuance of Common Stock in connection with the conversion of any other securities of the Company currently issued and outstanding or hereafter issued, or (iii) any other circumstances other than those set forth in
Section 4.01 hereof.

                                                      ARTICLE V

                                          Transfer and Exchange of Warrants

         5.01. Registration Procedure. The Warrant Certificates shall be transferable only on the books of the Company maintained at the principal office of the Warrant Agent in New York, New York upon delivery thereof duly endorsed by the registered holder or to his order, or duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or trust company located in the United States or a member of the NASD. In all cases of transfer by an attorney-in-fact, the original power of attorney, duly approved, or a copy thereof, duly certified, by such attorney-in-fact, shall be deposited and remain with the Warrant Agent. In case of transfer of executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any such transfer, a new Warrant Certificate representing an equal aggregate number of Warrants so transferred shall be issued, a new Warrant Certificate representing the balance of the Warrants not so transferred shall be issued, and the original Warrant Certificate which is the subject of such transfers shall be canceled by the Warrant Agent. The Warrant Certificate so canceled shall be delivered by the Warrant Agent to the Company upon request.

         5.02. Cancellation and Surrender. Warrant Certificates may be surrendered to the Warrant Agent together with a request for exchange, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrant Certificates as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants. In the event that a Warrant Certificate surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant Certificate and issue a new Warrant Certificate in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a Warrant Certificate for a fraction of a Warrant.

         5.02.1.   No  service   charge  shall  be  made  for  any  exchange  or
registration of transfer of Warrants.

         5.02.2. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrant Certificates required to be issued pursuant to the provisions hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

                                                     ARTICLE VI

                                                     Redemption

         6.01. Redemption. Any Warrant may be redeemed prior to its Expiration Date, at the option of the Company, as a whole at any time or in part from time to time, by lot, in any proportion as the Company in its sole discretion shall determine, at the office of the Warrant Agent, upon notice as below provided, at the price of $.01 per Warrant (the "Warrant Redemption Price"), provided, (i) the closing bid quotation of the Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System; (ii) the last reported sale price, regular way, or if no such reported sale has occurred on any such day, the average of the closing bid and asked prices, regular way, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if not so quoted or reported, the average of the bid and asked prices as furnished by two members of the NASD selected for that purpose, in any such case, has been at least $1.25 (in the case of a Class A Warrant), $2.35 (in the case of a Class B Warrant) and $5.50 (in the case of a Class C Warrant), on each of the ten (10) consecutive trading days ending on the third (3rd) day prior to the day on which notice is given (the "Closing Price").

         6.02. Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all or any part of the Warrants, the Company shall fix a date for the redemption (the "Redemption Date") not more than sixty (60) days and not less than thirty (30) days following the date upon which notice is given to the registered holders of the Warrants to be redeemed, at their respective addresses then appearing on the registration books. Nothing herein shall limit the rights of registered holders to exercise the Warrants in accordance with Article III of this Agreement at any time prior to the date fixed for redemption. Written notice by first class mail shall be given by the Company to all Holders of Warrant Certificates to be redeemed not more than sixty (60) days and not less than thirty (30) days prior to the Redemption Date. Each such notice of redemption will specify the Redemption Date and the Redemption Price. The notice will state that payment of the Redemption Price will be made by the Warrant Agent upon presentation and surrender of the Warrant Certificates representing such Warrants to the Warrant Agent at its principal office, and will also state that the right to exercise the Warrants will terminate at 5:00 p.m., New York City time, on the Redemption Date. Failure to mail the notice of redemption to any Holder or any defect therein, however, shall not affect the validity of the redemption of the remaining Warrants. The Company will also make prompt public announcement of such redemption by news release.

         6.03. Payment of Redemption Price. On or prior to the opening of business on the Redemption Date (as defined in Section 6.01 hereof), the Company shall deposit with the Warrant Agent funds in form satisfactory to the Warrant Agent sufficient to purchase all the Warrants which are to be redeemed. Payment of the Redemption Price shall be made by the Warrant Agent upon presentation and surrender of the Warrant Certificates representing such Warrants to the Warrant Agent at its principal office.

                                                     ARTICLE VII

                                            Other Provisions Relating to
                                            Rights of Holders of Warrants

         7.01. No Rights as Stockholder Conferred by Warrants. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

         7.02. Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as the Company may in its discretion impose (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), issue a new Warrant Certificate of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

         7.03. Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants covered by this Agreement.

         7.04 Registration of Common Stock. Prior to the commencement of the Class A Warrant Exercise Period, the Company shall have the Registration Statement on file with the Securities and Exchange Commission for the registration of the Common Stock issuable upon exercise of the Warrants, and shall use good faith efforts with due diligence to maintain such Registration Statement current, until the expiration of the Warrants in accordance with the provisions of this Agreement, whether by filing an appropriate post-effective amendment thereto or otherwise.

                                                    ARTICLE VIII

                                  Concerning the Warrant Agent and Other Matters

         8.01. Payment of Taxes. The Company will from time to time pay on or before the due date therefor, all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

         8.02.  Resignation, Consolidation, or Merger of Warrant Agent.

         8.02.1. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days' notice to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after receiving notification of such resignation or incapacity by the Warrant Agent or by the holder of a Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent.

         8.02.2. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed. The predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder and the successor Warrant Agent shall execute and deliver an instrument accepting the same. Upon request of any successor Warrant Agent, the Company and the predecessor Warrant Agent shall make, execute, acknowledge, and deliver any and all instruments in writing in order to more fully and effectually vest in and confirm to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

         8.02.3. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent for the Common Stock not later than the effective date of any such appointment.

         8.02.4. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party may be the successor Warrant Agent under this Agreement upon delivery to the Company of an agreement whereby such successor shall assume all obligations of the Warrant Agent hereunder.

         8.03.  Fees and Expenses of Warrant Agent.

         8.03.1 The Company shall pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will promptly reimburse the Warrant Agent for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

         8.03.2 The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

         8.04.  Liability of Warrant Agent.

         8.04.1 Whenever in the performance of its duties under this Agreement the Warrant Agent shall believe it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the President of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

         8.04.2 The Warrant Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's negligence, willful misconduct, or bad faith.

         8.04.3 The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof), nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant. The Warrant Agent shall not be responsible to make any adjustments required under the provisions of Article IV or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment, nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will when issued be validly issued and fully paid and nonassessable.

         8.05. Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and remit to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company's Common Stock through the exercise of Warrants.

         8.06. Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may believe appropriate.

                                                     ARTICLE IX

                                              Miscellaneous Provisions

         9.01. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and permitted assigns.

         9.02. Notices. Any notice, statement or demand or other communication authorized or permitted by this Agreement shall be in writing and signed and shall be deemed given or made as and when sent by registered or certified mail, postage prepaid addressed to the parties at their above addresses or such other address as a party may hereafter specify in the manner for the giving of notice herein.

         9.03.  Applicable Law:  Amendment.  The validity,  interpretation,  and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles. This Agreement and the Warrants may be amended only in writing. The Warrant Agent may, without the consent or concurrence of any Holder, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that they shall reasonably believe
(i) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained; (ii) add to the covenants and agreements of the Company or the Warrant Agent in this Agreement such further covenants and agreements thereafter to be observed, or (iii) result in the surrender of any right or power reserved to or conferred upon the Company or the Warrant Agent in this Agreement, but which changes or corrections do not or will not adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrant Certificates.

         9.04. Persons having rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants any right, remedy, or claim under or by reasons of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the registered holder of the Warrants.

         9.05. Examination of Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

         9.06. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         9.07. Effect of Headings. The Article and Section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto under their respective corporate seals as of the day and year first above written.

                                                     JVWEB, INC.


                                                     By: /s/Greg J.Micek
                                                     Greg J. Micek, President

                             AMERICAN STOCK TRANSFER
                                 & TRUST COMPANY


                                                     By: /s/ Herbert J. Lemmer
                                                     Herbert J. Lemmer, Vice
                                                       President

                                                      Exhibit A

                                        [FORM OF CLASS A WARRANT CERTIFICATE]

No.

                                  CERTIFICATE FOR _____________ CLASS A WARRANTS

                      NOT EXERCISABLE BEFORE 9:30 A.M., NEW
                YORK CITY TIME, ON _______________ _____, 1997 OR
                     AFTER 5:00 P.M., NEW YORK CITY TIME, ON
                           _______________ _____, 2000

                                   JVWEB, INC.
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

         THIS CERTIFIES that  __________________________________________________
or registered assigns is the registered holder (the "Registered Holder") of the number of Class A Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of JVWeb, Inc., a Delaware corporation (the "Company"), at the initial exercise price (the "Warrant Price") of $1.00 at any time after the shares of Common Stock issuable upon exercise of the Warrants evidenced hereby have been registered under the Securities Act of 1933, as amended, or such other action as may be required by Federal or state law relating to the issuance or distribution of securities shall have been taken, but not after the Expiration Date hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed as provided below, at the office maintained pursuant to the Warrant Agreement hereinafter referred to for that purpose by American Stock Transfer & Trust Company, or its successor as warrant agent (any such warrant agent being herein called the "Warrant Agent"), and by paying in full the Warrant Price, plus transfer taxes, if any. Payment of the Warrant Price shall be made in United States currency, by certified check or money order payable to the order of the Company.

          Upon certain events provided for in the Warrant Agreement, the Warrant Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

          The Warrants, or any portion thereof, are subject to call for redemption by the Company at a call price of $0.01 per Warrant, upon no more than sixty (60) days and no less than thirty (30) days notice to the Registered Holders, provided that the "Closing Price" (as defined in the Warrant Agreement) per share of the Common Stock shall have been greater than or equal to $1.25 for a period of 10 consecutive trading days ending on the third day prior to the date that the notice of such call (the "Call Notice") is given by the Company to the Warrant Agent and subject to certain other conditions.

          No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be the earlier of (i) _______________ _____, 2000 or (ii) the close of business on the Redemption Date. After the Expiration Date, all Warrants evidenced hereby shall thereafter become void.

          Prior to the Expiration Date, subject to any applicable laws, rules, or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose with the form of assignment set forth hereon duly executed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, a member of the National Association of Securities Dealers, Inc., or other eligible guarantor institution which is a participant in a signature guarantee program (as such terms are defined in Reg. 240.17Ad-15 under the Securities Exchange Act of 1934, as amended) acceptable to the Warrant Agent. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

          Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

          Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the office maintained for such purpose by the Warrant Agent.

          No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the registered holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with a Warrant Agreement between the Company and the Warrant Agent (the "Warrant Agreement") and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.

          This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

          This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                                                     JVWEB, INC.


                                            By: ________________________________
Greg J. Micek, President

[SEAL]                                      Attest:


                                            ------------------------------------
                                            Greg J. Micek, Secretary


Countersigned:                              AMERICAN STOCK TRANSFER
                                               & TRUST COMPANY, as Warrant Agent


Dated:                                     By: _________________________________

                                           Name: _______________________________

                                           Title: ______________________________

                                                      Exhibit B

                                        [FORM OF CLASS B WARRANT CERTIFICATE]

No.

                 CERTIFICATE FOR _____________ CLASS B WARRANTS

               DATED: _______________________ ______, ___________

                        NOT EXERCISABLE AFTER 5:00 P.M.,
                             NEW YORK CITY TIME, ON
                         THE THIRD ANNUAL ANNIVERSARY OF
                          THE DATE OF THIS CERTIFICATE

                                   JVWEB, INC.
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

         THIS CERTIFIES that  __________________________________________________
or registered assigns is the registered holder (the "Registered Holder") of the number of Class B Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of JVWeb, Inc., a Delaware corporation (the "Company"), at the initial exercise price (the "Warrant Price") of $2.00 at any time after this Warrant Certificate has been issued, but not after the
Expiration Date hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed as provided below, at the office maintained pursuant to the Warrant Agreement hereinafter referred to for that purpose by American Stock Transfer & Trust Company, or its successor as warrant agent (any such warrant agent being herein called the "Warrant Agent"), and by paying in full the Warrant Price, plus transfer taxes, if any. Payment of the Warrant Price shall be made in United States currency, by certified check or money order payable to the order of the Company.

          Upon certain events provided for in the Warrant Agreement, the Warrant Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

          The Warrants, or any portion thereof, are subject to call for redemption by the Company at a call price of $0.01 per Warrant, upon no more than sixty (60) days and no less than thirty (30) days notice to the Registered Holders, provided that the "Closing Price" (as defined in the Warrant Agreement) per share of the Common Stock shall have been greater than or equal to $2.35 for a period of 10 consecutive trading days ending on the third day prior to the date that the notice of such call (the "Call Notice") is given by the Company to the Warrant Agent and subject to certain other conditions.

          No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be the earlier of (i) the third annual anniversary of the date of this certificate or (ii) the close of business on the Redemption Date. After the Expiration Date, all Warrants evidenced hereby shall thereafter become void.

          Prior to the Expiration Date, subject to any applicable laws, rules, or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose with the form of assignment set forth hereon duly executed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, a member of the National Association of Securities Dealers, Inc., or other eligible guarantor institution which is a participant in a signature guarantee program (as such terms are defined in Reg. 240.17Ad-15 under the Securities Exchange Act of 1934, as amended) acceptable to the Warrant Agent. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

          Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

          Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the office maintained for such purpose by the Warrant Agent.

          No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the registered holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with a Warrant Agreement between the Company and the Warrant Agent (the "Warrant Agreement") and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.

          This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

          This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                                            JVWEB, INC.


                                            By: ________________________________
                                            Greg J. Micek, President

[SEAL]                                      Attest:


                                            ---------------------------
                                            Greg J. Micek, Secretary


Countersigned:                              AMERICAN STOCK TRANSFER
                                               & TRUST COMPANY, as Warrant Agent


Dated:                                     By: _________________________________

                                           Name: _______________________________

                                           Title: ______________________________

                                    Exhibit C

                      [FORM OF CLASS C WARRANT CERTIFICATE]

                                      No.

                 CERTIFICATE FOR _____________ CLASS C WARRANTS

               DATED: _______________________ ______, ___________

                        NOT EXERCISABLE AFTER 5:00 P.M.,
                             NEW YORK CITY TIME, ON
                         THE THIRD ANNUAL ANNIVERSARY OF
                          THE DATE OF THIS CERTIFICATE

                                   JVWEB, INC.
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

         THIS CERTIFIES that  __________________________________________________
or registered assigns is the registered holder (the "Registered Holder") of the number of Class C Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of JVWeb, Inc., a Delaware corporation (the "Company"), at the initial exercise price (the "Warrant Price") of $5.00 at any time after this Warrant Certificate has been issued, but not after the
Expiration Date hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed as provided below, at the office maintained pursuant to the Warrant Agreement hereinafter referred to for that purpose by American Stock Transfer & Trust Company, or its successor as warrant agent (any such warrant agent being herein called the "Warrant Agent"), and by paying in full the Warrant Price, plus transfer taxes, if any. Payment of the Warrant Price shall be made in United States currency, by certified check or money order payable to the order of the Company.

          Upon certain events provided for in the Warrant Agreement, the Warrant Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

          The Warrants, or any portion thereof, are subject to call for redemption by the Company at a call price of $0.01 per Warrant, upon no more than sixty (60) days and no less than thirty (30) days notice to the Registered Holders, provided that the "Closing Price" (as defined in the Warrant Agreement) per share of the Common Stock shall have been greater than or equal to $5.50 for a period of 10 consecutive trading days ending on the third day prior to the date that the notice of such call (the "Call Notice") is given by the Company to the Warrant Agent and subject to certain other conditions.

          No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be the earlier of (i) the third annual anniversary of the date of this certificate or (ii) the close of business on the Redemption Date. After the Expiration Date, all Warrants evidenced hereby shall thereafter become void.

          Prior to the Expiration Date, subject to any applicable laws, rules, or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose with the form of assignment set forth hereon duly executed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, a member of the National Association of Securities Dealers, Inc., or other eligible guarantor institution which is a participant in a signature guarantee program (as such terms are defined in Reg. 240.17Ad-15 under the Securities Exchange Act of 1934, as amended) acceptable to the Warrant Agent. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

          Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

          Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the office maintained for such purpose by the Warrant Agent.

          No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the registered holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with a Warrant Agreement between the Company and the Warrant Agent (the "Warrant Agreement") and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.

          This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

          This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                                                     JVWEB, INC.


                                                     By: _______________________
                                                     Greg J. Micek, President

[SEAL]                                      Attest:


                                                     ---------------------------
                                                     Greg J. Micek, Secretary


Countersigned:                              AMERICAN STOCK TRANSFER
                                               & TRUST COMPANY, as Warrant Agent


Dated:                                     By: _________________________________

                                           Name: _______________________________

                                           Title: ______________________________

                                    Exhibit D

                                    [FORM OF]
                              ELECTION TO PURCHASE

      The undersigned hereby irrevocably elects to exercise __________________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO: ____________________________________________________________________
                                                       (NAME)
------------------------------------------------------------------------------
                                            (ADDRESS, INCLUDING ZIP CODE)
------------------------------------------------------------------------------
                        (SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER)

DELIVER TO: ________________________________________________________________
                                                       (NAME)
at ____________________________________________________________________________
                                            (ADDRESS, INCLUDING ZIP CODE)

      If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.

     In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $__________________ by certified check or money order payable in United States currency to the order of the Company.

Dated _________________________ ______, _____________

Name of Warrant Holder: ________________________________________________________

Address: ______________________________________________________________________

Signature: _____________________________________________________________________

                                                     [FORM OF]
                                                     ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee: ______________________________________________________________

Address: ______________________________________________________________________

No. of Warrants: _______________________________________________________________

and does hereby irrevocably constitute and appoint ____________________________________ Attorney to make such transfer on the books of JVWeb, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated: __________________________ _____, ____________.



Signature: ____________________________________________________________________

SIGNATURE(S) GUARANTEED

By: ___________________________________________________________________________

         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stock Brokers, Savings and Loan Associations, and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.



                                            Signature:__________________________
                                                     NOTICE: The signature(s) on
                                                     this     assignment    must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     the  Certificate,  in every
                                                     particular,         without
                                                     alteration  or  enlargement
                                                     or any change whatever.